UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 24, 2008


                            JUPITERMEDIA CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                      000-26393                     06-1542480
   --------                      ---------                     ----------
(State or other               (Commission File               (IRS Employer
jurisdiction of                  Number)                    Identification No.)
incorporation)


       23 Old Kings Highway South, Darien, CT                    06820
       --------------------------------------                    -----
     (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (203) 662-2800

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 24, 2008, Christopher Cardell has resigned as the President and Chief Operating Officer of Jupitermedia Corporation (the "Company") and as a director of the Company to pursue other interests. Mr. Cardell has served in those capacities since the Company's inception, and he did not resign as the result of any dispute, claims or issues with the Company. Alan Meckler, the Company's Chief Executive Officer and Chairman, will also serve as President and Chief Operating Officer of the Company. The seat on the Board vacated by Mr. Cardell will remain vacant until the Company identifies a replacement.

In connection with Mr. Cardell's resignation, the Company entered into a letter agreement ("Letter Agreement") dated October 24, 2008 with Mr. Cardell. Among other things, the Letter Agreement amends the outstanding stock option awards granted to Mr. Cardell under the Company's 1999 Stock Incentive Plan to provide that his options will expire on the earlier of (a) their normal expiration date or (b) the fourteen (14) month anniversary of the date of the Letter Agreement. The foregoing description of the Letter Agreement is a summary only, does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report, including the exhibits attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On October 27, 2008, the Company issued a press release announcing Christopher Cardell's resignation as the President and Chief Operating Officer of the Company and as a director of the Company as described in Item 5.02. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Not Applicable.

     (d) Exhibits:

          10.1 Letter Agreement by and between Christopher Cardell and Jupitermedia Corporation, dated October 24, 2008

          99.1 Press release, dated October 27, 2008, of Jupitermedia
               Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       JUPITERMEDIA CORPORATION


                                       By     /s/ Donald J. O'Neill
                                              ----------------------------------
                                       Name:  Donald J. O'Neill
                                       Title: Vice President and Chief Financial
                                              Officer
                                              (Principal Financial Officer and
                                               Chief Accounting Officer)


Date:  October 27, 2008

                                  EXHIBIT INDEX


Exhibit:
-------

          10.1 Letter Agreement by and between Christopher Cardell and Jupitermedia Corporation, dated October 24, 2008

          99.1 Press release, dated October 27, 2008, of Jupitermedia
               Corporation.